UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

POLAR POWER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard, Gardena, California 90248

(Address of Principal Executive Offices) (Zip Code)

(310) 830-9153

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into of a Material Definitive Agreement.

On May 13, 2026, Polar Power, Inc. (the “Company”) entered into a Revolving Loan Agreement (the “Loan Agreement”) with Stone Brothers Capital (the “Lender”). The Loan Agreement provides for a revolving credit facility under which the Lender may, in its sole discretion upon the request of the Company, make loans (the “Loans”) to the Company, in an aggregate principal amount at any one time outstanding not to exceed $2,500,000. Each Loan shall bear interest accruing at an annual rate of 12%. Pursuant to the Loan Agreement, the Company shall use the proceeds from the Loans for general corporate purposes, including but not limited to (for the avoidance of doubt) to finance the expense of a Qualified Public Equity Offering, which is a Public Equity Offering, as defined by the Loan Agreement, for proceeds up to $6,000,000.

As part of the closing conditions, two directors of the Company shall resign from the Company’s board of directors (the “Board”) prior to the closing, and three individuals designed by the Lender should be appointed as the directors of the Company. The maturity date of the loan is the first anniversary of the closing date of the Loan Agreement.

The Loan Agreement also contains other customary terms and conditions.

This description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 13, 2026, the Company entered into the Loan Agreement with the Lender, as described in Item 1.01 above and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2026, Keith Albrecht and Katherine Koster, two of the Company’s independent directors, resigned as members of the Board of the Company, effective May 19, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Revolving Loan Agreement dated May 13, 2026 by and between Polar Power, Inc. and Stone Brothers Capital
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026

POLAR POWER, INC.

By:	/s/ Arthur D. Sams
Arthur D. Sams President, Chief Executive Officer and Secretary